SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  Jamuary 4, 2012

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective January 4, 2012, LVSC’s Board of Directors approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code”), which applies to all of LVSC’s directors, officers (including the principal executive officer, principal financial officer and principal accounting officer), employees, consultants and agents.  The Code was amended to, among other things:

•	enhance and clarify provisions related to conflicts of interest, political contributions, accuracy of company records and prohibitions on illegal or unethical payments;

•	include expanded guidelines governing charitable contributions and corporate sponsorships and cooperating with government authorities; and

•     provide additional guidance related to the hospitality industry and gaming business.

A copy of the amended Code is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 6, 2012

LAS VEGAS SANDS CORP.

By:	/s/ Ira H. Raphaelson
Name: Ira H. Raphaelson
Title: Executive Vice President and Global General Counsel

EXHIBIT INDEX

14.1	Code of Business Conduct and Ethics